Stockholders' Equity	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Stockholders' Equity
Stockholders' Equity

Note 7. Stockholders’ Equity

In connection with Athlon’s incorporation on April 1, 2013 under the laws of the State of Delaware, it issued 1,000 shares of its common stock to Athlon Holdings GP LLC for an aggregate purchase price of $10.00.  On April 26, 2013, in connection with Athlon’s reorganization transactions, certain holders of limited partner interests in Holdings exchanged their Class A interests and Class B interests for an aggregate of 960,907 shares of Athlon’s common stock.  In connection with the effectiveness of Athlon’s IPO, these shares were subject to an adjustment based on Athlon’s IPO price of $20.00 per share and an actual 65.266-for-1 stock split resulting in 66,339,615 shares of Athlon’s common stock to be outstanding prior to the closing of the IPO.

As discussed in “Note 1. Formation of the Company and Description of Business”, on August 7, 2013, Athlon completed its IPO of 15,789,474 shares of its common stock at $20.00 per share and received net proceeds of approximately $295.6 million, after deducting underwriting discounts and commissions and offering expenses.  Athlon used the net proceeds from the IPO to purchase New Holdings Units from Holdings.  Holdings used the proceeds it received as a result of Athlon’s purchase of New Holdings Units (i) to reduce outstanding borrowings under the Holdings Credit Agreement, (ii) to provide additional liquidity for use in its drilling program, and (iii) for general corporate purposes, including potential acquisitions.  Upon consummation of the IPO, Athlon’s ownership percentage of Holdings increased, resulting in a decrease in the noncontrolling interest from approximately 3.2% to approximately 2.2%.

During the third quarter of 2013, Athlon recorded a reclassification of approximately $12.5 million from “Retained earnings” to “Additional paid-in capital” on the accompanying Consolidated Statement of Changes in Equity related to derivative activity that occurred prior to Athlon’s corporate reorganization on April 26, 2013.  This resulted in a decrease in “Net income attributable to noncontrolling interest” on the accompanying Consolidated Statements of Operations of approximately $0.4 million during the third quarter of 2013.

Note 7. Equity

        On August 23, 2010, Athlon SG entered into a limited partnership agreement with its management group and Apollo. On July 22, 2011, the partnership agreement was amended and restated resulting in the formation of Holdings. The amended and restated partnership agreement required all of Athlon SG's equity contributions to be contributed to Holdings. The holders of all Class A and Class B limited partner units in Athlon SG contributed these units to Holdings in exchange for equivalent units of Holdings. Apollo and Holdings' management group are Class A limited partners. The following table shows the partnership interest in Holdings as of December 31, 2012:

		Partnership Interest
Athlon Holdings LLC	General Partner	0.0%
Apollo Athlon Holdings LLC	Class A Partner	97.2%
Management group	Class A Partner	2.8%

        As of December 31, 2012, Athlon had remaining capital commitments of approximately $38.1 million from Apollo and none from management.